UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 21, 2013

Computer Graphics International Inc.

(Exact name of registrant as specified in its charter)

000-51824

(Commission File Number)

Nevada	98-0400189
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

Room 01B, 02/F, Podium Building,

Guodu Golf Garden, North of Xinsha Road

Futian District, Shenzhen, 518048 People’s Republic of China

(Address of principal executive offices)

+ (86)-755-22211114

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant's Certifying Accountant.

(a), (b) The Board of Directors of Computer Graphics International Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company's independent registered public accounting firm for the year ended September 30, 2013. On January 21, 2013, the Board of Directors determined to dismiss Clement C.W. Chan & Co. (“Chan”) as the Company's independent registered public accounting firm effective immediately. The report of Chan on the Company's consolidated financial statements as of and for the year ended September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Chan on the Company's consolidated financial statements as of and for the year ended September 30,2012 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, such report included the following paragraph:

“ The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company incurred a net loss of $1,136,813 for the year ended September 30, 2012 and has accumulated losses of $841,688 at September 30, 2012. These matters are discussed in Note 2 to the consolidated financial statements that raises substantial doubt about the Company’s ability to continue as a going concern. Financial support from the Company’s Chairman in regard to these matters are described in Note 2. These consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the years ended September 30, 2011 and 2012, and through January 21, 2013, there were no (a) disagreements with Chan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Chan's satisfaction, would have caused Chan to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Chan with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Chan a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Chan's letter dated January 21, 2013 is attached as Exhibit 16.1.

Contemporaneous with the determination to dismiss Chan, the Board of Directors engaged De Joya Griffith, LLC as the Company's independent registered public accounting firm for the year ended September 30, 2013, also to be effective immediately.

During the years ended September 30, 2011 and 2012, and the subsequent interim period through January 21, 2013, the Company did not consult with De Joya Griffith, LLC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter of Clement C.W. Chan & Co., dated January 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER GRAPHICS INTERNATIONAL INC.

Date: January 21, 2013	By:	/s/ Jing Wang
Jing Wang
Chief Executive Officer